UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2010; (Date of earliest event reported:  December 23, 2010)

Joshua Gold Resources Inc.
(f/k/a Bio-Carbon Systems International Inc.)

(Exact name of Company as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

72 Birch Street East, Chapleau, ON (Address of Principal Executive Offices)	P0M 1K0 (Zip code)

Company’s telephone number, including area code: [number]

123 March Street, Suite 202, Sault Ste Marie, Ontario, Canada, P6A 2Z5
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Company under any of the following provisions:

____    Written communications pursuant to Rule 425 under the Securities Act

____    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

____    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

____    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will,”, “would”, "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire current report carefully, especially the risks discussed under Risk Factors." Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Item 1.01        Entry into a Material Definitive Agreement

On December 23, 2010, Joshua Gold Resources Inc. (formerly Bio-Carbon Systems International Inc.) (the “Company”, “we” or “us”) entered into a mineral property acquisition agreement (the “Acquisition Agreement”) with 2214098 Ontario Ltd. (“2214098”), an Ontario corporation, pursuant to which 2214098 has agreed to sell to the Company the property located 195 kilometers north-northwest of the City of Yellowknife, N.W.T, on the west shore of Damoti Lake in the Indin Lake Greenstone Belt and known as a claim BR2 (the “Joshua Lake Property”).  The claim covers an area of 1549.5 acres.  Under the Acquisition Agreement, the Company will acquire the Joshua Lake Property in consideration for the following payments.

(1)   the Corporation paying CDN$100,000 to be paid by the Corporation to 2214098 as follows:

a.       $25,000 on or before April 30, 2011;

b.      $10,000 on or before each of September 30th, 2011, 2012, 2013, 2014;  and

c.       $35,000 on or before September 30th, 2015;

(2)   the Corporation paying 1,000,000 common shares in the capital of the Corporation (the “Shares”) to 2214098, and deliver the Shares to 2214098 on or before March 30th, 2011;

(3)   upon and following the commencement of commercial production, the Corporation shall pay a 2% royalty to John Rapski, and a 1% royalty to 2214098 of net smelter returns on the terms and conditions as set out in the Acquisition Agreement.

Having determined to re-orient the business of the Company (as described in greater detail in item 1.02 of this current report on Form 8-K, management of the Company determined to seek out other business opportunities.  The Acquisition Agreement was signed as a result of that effort, as management believes that the Joshua Lake Property could potentially host gold deposits and has determined that the Company should devote efforts and resources to conducting mineral exploration on this property.

The Joshua Lake Property is located on the western shore of Damoti lake, 195 kilometers north-northwest of Yellowknife, Northwest Territories, Canada, in the Indin Lake greenstone belt.  The Indin Lake greenstone belt and surrounding supracrustal rocks are host to a number of significant gold occurrences including the Damoti Lake (NI 43-101 compliant measured and inferred resource of 40,600 tonnes grading 26.17 g/t Au [2005]), North Inca (81 000 tons grading 12.3 g/ton Au), Diversified (65,200 tonnes grading 12.3 g/t Au), and past producer Colomac Mine (418 000 tr. ounces of Au at 0.047 tr. oz/ton between 1990-1991).  None of these reserves is located on the Joshua Lake Property.

The Joshua Lake Property has been explored since 1946.  Through a total of 46 diamond drill holes (1,945 m), 13 trenches and surface prospecting and related sampling, two main zones and - namely the Pond zone and the Chuck vein – and many subordinate gold occurrences in mafic and felsic volcanic rocks have been defined. Shear-hosted lode gold mineralization on the property is associated with quartz-carbonate-pyrite-pyrrhotite host rock alteration in shear zones consistent with Archean orogenic lode gold mineralization hosted in volcanic rocks.

One of the defined areas of the Joshua Lake Property is referred to in exploration reports as the Pond zone.  This zone occurs in a shear zone coincident with the contact of mafic-felsic volcanic rocks. Grab and chip samples collected in 1985 during a Noranda Exploration Canada program returned best grade grab sample assays of 91.2 g/t Au and 3.17g/t Au.  One chip sample assayed 1.8 g/t Au over 0.6 meters.

Another of the defined areas of the Joshua Lake Property is referred to in exploration reports as the Chuck vein.  This vein is a massive quartz vein in pervasively silicified and sheared mafic volcanic rocks that can be mapped discontinuously over 200 meters. A chip sample collected in 1985 assayed 0.87 g/t over 0.5 meters.

The Company has engaged Aurora Geosciences of Yellowknife, Northwest Territories, Canada for 43-101 to prepare a geological report on the Joshua Lake Property.  This report is expected to be completed on or about January 31, 2010.  Following receipt of that report the Company will further assess the potential of the property and, if appropriate, outline an exploration program (including a budget and initial financing plan) in line with the geological report.

Item 1.02        Termination of a material Definitive Agreement

On June 4, 2010, the Company entered into license agreements with R&B Cormier Enterprises Inc.  and GSN Dreamworks, Inc. (the “License Agreements”), pursuant to which the Company was granted an exclusive, non-transferable and irrevocable right to develop and commercialize certain intellectual property for use in conducting airborne and other surveys of forested lands in the context of evaluating the potential value of such land from the perspective of carbon storage, sequestration and trading opportunities.

To facilitate the use of the License Agreements, the Company entered into consulting agreements with Luc C. Duchesne and Robert G. Cormier (the “Consulting Agreements”), pursuant to which Mr. Duchesne and Mr. Cormier had to provide the Company with management and advisory services with respect to the intellectual property licensed to the Company under those licenses.  Further to those agreements, Luc Duchesne had been appointed the Chief Executive Officer, President and Treasurer/Chief Financial Officer of the Company, and Mr. Cormier had been appointed the Chief Operating Officer and Secretary of the Company.  These Consulting Agreements had a term of 3 years.

However, the North American regulatory and economic framework necessary to allow for carbon storage, sequestration and trading opportunities to be and remain economically viable in the near-term is increasingly uncertain.  Therefore, the Company has determined that conditions are not in place for the successful exploitation of the technology covered by the License Agreements.  Accordingly, the Company has determined not to pursue that business, and the Company elected to terminate the License Agreements and the Consulting Agreements as of December 23, 2010.  The termination has not given rise to any penalties against the Company, as the termination was concluded through a mutually agreement of separation.

Item 5.01        Change of Control of Company

On December 23, 2010, in consideration for the payment of CAD$39.25 and pursuant to the agreement of separation referred to in item 1.02 of this current report (the “Separation Agreement”), Luc Duchesne transferred to Missanaibi Headwaters Incorporated, in a private agreement, a total of 39,250,000 common shares of the Company that were held by him.  Missanaibi Headwaters Incorporated is a company controlled by the spouse of Ryan Bignucolo, one of the Company’s new directors and officers.

On December 23, 2010, in consideration for the payment of CAD$10.00 and pursuant to the Separation Agreement, in a private agreement GSN Dreamworks Inc. (a company controlled by Luc Duchesne, a former director and officer of the Company), transferred to Northern Haul Corporation a total of 10,000,000 common shares of the Company that were held by GSN.

On December 23, 2010, in consideration for the payment of CAD$8.75 and pursuant to the Separation Agreement, in a private agreement GSN Dreamworks Inc. (a company controlled by Luc Duchesne, a former director and officer of the Company) transferred to Ryan Bignucolo a total of 8,750,00 common shares of the Company that were held by held GSN.

On December 23, 2010, in consideration for the payment of CAD$39.25 and pursuant to the Separation Agreement, Robert Cormier, a former director and officer of the Company transferred to Friggi N.A. Inc. (a company controlled by Benedetto Fuschino, a current and former director and officer of the Company) a total of 39,250,000 common shares of the Company that were held by him.

On December 23, 2010, in consideration for the payment of CAD$12.75 and pursuant to the Separation Agreement, R&B Cormier Enterprises Inc. (a company controlled by a former director and officer of the Company) transferred to Benedetto Fuschino a total of 12,750,000 common shares of the Company that were held by that company.  Mr. Fuschino is a former and current director and officer of the Company.

On December 23, 2010, in consideration for the payment of CAD$6.00 and pursuant to the Separation Agreement, R&B Cormier Enterprises Inc. transferred to Benjamin Ward, a current director and officer of the Company, a total of 6,000,000 common shares of the Company that are currently held by R&B Cormier Enterprises Inc.  Mr. Ward is a director and officer of the Company.

Upon closing of the above share transfers, there arose a change of control of the Company, as each of Mr. Duchesne and Mr. Cormier previously directly and indirectly controlled 22.73% of the voting shares of the Company.  Ryan Bignucolo, now controls and or is deemed to control 21.87% of the voting shares of the Company directly and indirectly through the voting shares held by Missanaibi Headwaters Incorporated and Northern Haul Corporation.  Benedetto Fuschino, now holds 19.61% of voting shares of the Company directly and through indirect holding of Friggi N.A. Inc. (a company controlled by Mr. Fuschino).

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 23, 2010, pursuant to the Separation Agreement Luc C. Duchesne resigned as the director and officer of the Company.  Mr. Duchesne held the offices of the president, chief executive officer, treasurer and chief financial officer.  On December 23, 2010, also pursuant to the Separation Agreement Robert G. Cormier resigned as the director and officer of the Company.  Mr. Cormier held the offices of the chief operating officer and secretary.  Messrs. Duchesne and Cormier resigned in connection with the Company’s determination to cease pursuing, as the Company’s principal business, business opportunities relating to carbon storage, sequestration and trading opportunities.  For further details regarding this change in the Company’s business orientation, please see items 1.01 and 1.02 of this current report (Please see the letter from Luc C. Duchesne and Robert G. Cormier confirming the accuracy of the foregoing statement).  On the same date, Benedetto Fuschino was elected a director of the Company, Ryan Bignucolo was elected as a director and appointed as the Company’s President and Secretary, and Benjamin Ward (who was already a director of the Company) was appointed the Chief Financial Officer and Secretary of the Company.

Mr. Fuschino (age 49) is the past President and CEO of both Michigan Gold Mining Ventures and Sarissa Resources, Inc. from November 15, 2005 to November 30, 2007.  From June 1, 2010 to June 3, 2010, Mr. Fuschino served as the President, Chief Financial Officer, Secretary and sole director of the Company.  Since June 2, 2010, Mr. Fuschino has served as President of Friggi N.A. Inc., a machine tool company.  Some accomplishments to his credit include designing, structuring and implementing sales and marketing tactics for Friggi N.A. Inc. within his large territory, negotiating a joint venture with a European company for equity investment and increased product breadth, and negotiating exclusive rights for new products targeting the North American market.  Additionally, during his career (from 1984 to 1991), Mr. Fuschino held the position of Manager Retail Banking at the Royal Bank of Canada in which he supervised a staff of 20 employees.  Previously (from 1991 to 1995), Mr. Fuschino was also the President of Herakles Holdings, Inc. where he focused on management consulting.  While at Herakles Holdings, Inc., Mr. Fuschino prepared business plans and company assessments, provided financial consulting to individuals and corporations, and organized and coordinated management presentation workshops.  Mr. Fuschino studied business, political science and economics at the University of Western Ontario, as well as marketing and communications at the University of Windsor.  Currently, he is continuing his studies of philosophy and psychology at the University of Western Ontario.  Mr. Fuschino is fluent in 4 languages.  As indicated, he rejoined the Company’s Board of Directors on December 23, 2010.

Ryan Bignucolo (age 37), is the owner and President of Northern Haul Corporation, having served as President of this company since its formation.  Northern Haul Corporation began operations with only one logging truck.  Over the past 15 years, the company has grown, and it now offers a wide range of qualified services, employing over 60 people. Northern Haul Corporation is among the largest contractors in the area of Chapleau, Ontario.  In addition to his responsibilities at Northern Haul Corporation, during the summer months Mr. Bignucolo also manages Racine Lake Campground with his wife.  Mr. Bignucolo is active in his community, currently serving as the President of the Algoma-Manitoulin Provincial Liberal Association, the Chairman of the Chapleau District Advisory Committee to the Ontario Ministry of Natural Resources, and as Chairman of the Local Citizen’s Committee to the Superior Forest.  Mr. Bignucolo has completed an accounting and business management program at Lambton College in Sarnia, Ontario, and has completed safety and mechanical courses.  As indicated, he joined the Board of Directors on December 23, 2010, at which date he was also appointed the President and Secretary of the Company.

Benjamin Ward (age 30), who has been a member of the Company’s Board of Directors since June 4. 2010, was appointed the Chief Financial Officer and Secretary of the Company. Since July 2009, Mr. Ward’s primary occupation has been as the Executive Director of Kerr Street Community Services (“KSCS”), a community development organization that works from in Oakville, Ontario Canada.  Mr. Ward is responsible for management of 55 staff and400 volunteers at KSCS to deliver tangible relief programs relating primarily to food security and educational initiatives.  5,200 people rely on the services of KSCS every month.  Mr. Ward has extensive experience in international development, having served as the National Director of Economic Development for OMS International from May 2005 to July 2009.  Through his work with that organization, Mr. Ward gained project implementation experience in over 40 countries.  Mr. Ward served on the Advisory Board of Empower Global, a microfinance organization operating in Asia, Africa and the Caribbean, from September 2006 to July 2009.  From 2006 to 2009, Mr. Ward served as a non-member advisory committee member of that organization.  Mr. Ward holds a (H)BA, Postgraduate Certificate of Management and Master of Business Administration with a dual concentration of finance and operations from the Bradford University School of Management, England.  Mr. Ward was appointed as a director because of his management experience, his prior work experience in geographic locations where business opportunities are present for the Company’s technology, and his management training (which has, in particular, provided exposure and experience with financial reporting).  As a non-management board member, Mr. Ward anticipates that he will devote a few hours per month to the affairs of the Company, until the Company’s business becomes more active.  However, he expects that additional time will be required during period where the Company’s quarterly and annual reports are being prepared (and where applicable, audited).

The appointments effective December 23, 2010 of Mr. Fuschino and Mr. Bignucolo to the Company’s Board of Directors, and of Mr. Bignucolo and Mr. Ward as the Company’s officers (to replace Messrs. Duchesne and Cormier) were approved by Mr. Ward, in his capacity as sole remaining member of the Company’s Board of Directors at that time.  There are no family relationships between any of the individuals serving as directors or officers of the Company.  For the immediate future, the Company’s officers will not be paid any remuneration for their service, although the Board of Directors may determine to authorize the accrual of payments which would then be paid or otherwise satisfied in the future.  The current members of the  Board of Directors will serve for an indeterminate term, until the next meeting of the shareholders of the Company or until they resign (if sooner).  Furthermore, there are no transactions involving the directors or officers requiring disclosure under item 404(a) of Regulation S-K.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has filed articles of amendment with the State of Nevada to amended its Articles of Incorporation and changed its name from “Bio-Carbon Systems International Inc.” to “Joshua Gold Resources Inc.”.  The Company has requested that this amendment be effective February 11, 2010.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following matters were submitted for approval to the shareholders of the Company on December 23, 2010, and holders of 155,000,000 common shares of the Company, comprising a majority of the outstanding common shares of the Company, approved such matters:

  Change of name of the Company from “Bio-Carbon Systems International Inc.” to “Joshua Gold Resources Inc.” and subsequent amendment of the Articles of Incorporation”.

No other matters were submitted to the shareholders of the Company for their approval.

EXHIBITS

Exhibit No.                  Description

10.01                           Copy of the Mineral Property Acquisition Agreement dated December 23, 2010 with 2214098 Ontario Ltd.

17.01                           Letter from L. Duchesne and R. Cormier confirming their departure as directors dated December 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 2010

JOSHUA GOLD RESOURCES INC. By: /s/ R. Bignucolo Name: Ryan Bignucolo Title: President